UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2012

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959	23-3064219

1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600

000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

1-1910	BALTIMORE GAS AND ELECTRIC COMPANY (a Maryland corporation) 2 Center Plaza 110 West Fayette Street Baltimore, Maryland 21201 (410) 234-5000	52-0280210

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On March 12, 2012, Exelon Corporation, a Pennsylvania corporation (“Exelon”), completed the previously announced merger contemplated by the Agreement and Plan of Merger, dated as of April 28, 2011 (the “Merger Agreement”), by and among Exelon, Constellation Energy Group, Inc., a Maryland corporation (“Constellation”), and Bolt Acquisition Corporation, formerly a Maryland corporation and wholly owned subsidiary of Exelon (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub was merged with and into Constellation (the “Initial Merger”), and Constellation became a wholly owned subsidiary of Exelon, with Constellation continuing as the surviving corporation. For more information about the Initial Merger, please see Item 2.01 of this Current Report on Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

Following completion of the Initial Merger, Exelon and Constellation completed a series of internal corporate organizational restructuring transactions. On March 12, 2012, shortly following completion of the Initial Merger, Exelon and Constellation entered into and consummated an Agreement and Plan of Merger (the “Upstream Merger Agreement”), pursuant to which Constellation merged with and into Exelon, with Exelon continuing as the surviving corporation in the merger (the “Upstream Merger”). The Upstream Merger had no effect on the Amended and Restated Articles of Incorporation of Exelon or its Amended and Restated Bylaws, as in effect prior to the Upstream Merger, and there was no change to the officers and directors of Exelon as a result of the Upstream Merger.

In connection with the Upstream Merger Agreement, on March 12, 2012, Exelon entered into, and consummated the transactions contemplated by, a Distribution and Assignment Agreement (the “Distribution Agreement”) with Constellation and RF HoldCo LLC, a Delaware limited liability company and subsidiary of Constellation (“RFH”), pursuant to which Constellation transferred to Exelon all of its right, title and interest in and to 100% of the Class A membership interests in RFH effective concurrently with the Upstream Merger (the “Distribution”). The transactions contemplated by the Merger Agreement, the Upstream Merger Agreement, and the Distribution Agreement are collectively intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

Subsequent to consummation of the above transactions, on March 12, 2012, Exelon entered into, and consummated the transactions contemplated by, a Contribution and Assignment Agreement (the “RFH Contribution Agreement”) with Exelon Energy Delivery Company, LLC, a Delaware limited liability company and subsidiary of Exelon (“Exelon Delivery”), and RFH. Pursuant to the RFH Contribution Agreement, Exelon contributed all of its right, title and interest in and to 100% of the Class A membership interests in RFH to Exelon Delivery.

In addition, on March 12, 2012, following the consummation of the above transactions, Exelon concurrently entered into, and consummated the transactions contemplated by, a Contribution Agreement (the “Contribution Agreement”) with Exelon Ventures Company, LLC, a Delaware limited liability company and wholly owned subsidiary of Exelon (“Ventures”), and Exelon Generation Company, LLC, a Pennsylvania limited liability company and wholly owned subsidiary of Ventures (“Generation”). Pursuant to the Contribution Agreement, Exelon contributed to Generation 100% of the outstanding shares of common stock or other equity interests, as applicable, of certain of its subsidiaries acquired from Constellation as a result of the Initial Merger and the Upstream Merger. These subsidiaries generally include the generation, energy trading and retail energy businesses held directly or indirectly by Constellation prior to the Upstream Merger.

The foregoing descriptions of the Merger Agreement, the Upstream Merger Agreement, the Distribution Agreement, the RFH Contribution Agreement and the Contribution Agreement do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of such agreements, copies of which are attached as Exhibits 2.1, 2.2, 2.3, 2.4 and 2.5 to this Current Report on Form 8-K, respectively.

The description of the supplemental indentures and amended credit agreements described in Item 2.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 12, 2012, Exelon completed its previously announced Initial Merger with Constellation pursuant to the terms and conditions of the Merger Agreement.

Pursuant to the Merger Agreement, among other things, at the effective time of the Initial Merger, each issued and outstanding share of common stock, without par value, of Constellation (“Constellation Common Stock”), was automatically converted into the right to receive 0.9300 shares (the “Exchange Ratio”) of common stock, without par value, of Exelon (“Exelon Common Stock”). All options to purchase Constellation Common Stock under Constellation’s 1995 Long-Term Incentive Plan, 2002 Senior Management Long-Term Incentive Plan, Amended and Restated 2007 Long-Term Incentive Plan, Amended and Restated Management Long-Term Incentive Plan or Executive Long-Term Incentive Plan (collectively and as amended, if applicable, the “Constellation Plans”) converted into options to acquire a number of shares of Exelon Common Stock as adjusted for the Exchange Ratio at an option price adjusted by the Exchange Ratio and otherwise on the same terms and conditions. All awards of Constellation unvested restricted stock granted prior to April 28, 2011, that were outstanding as of immediately prior to the consummation of the Initial Merger became vested on a pro rata basis (determined based upon the number of months from the start of the applicable restricted period to the closing of the Initial Merger) and converted into Exelon Common Stock at the Exchange Ratio in accordance with the applicable stock plan and award agreement terms. All Constellation restricted stock that remained unvested on a pro rata basis pursuant to the foregoing formula, and any Constellation unvested restricted stock granted after April 28, 2011, has been assumed by Exelon and automatically converted into shares of unvested restricted stock of Exelon at the Exchange Ratio. Likewise, all restricted stock units granted under the Constellation Plans and outstanding immediately prior to the completion of the Initial Merger became vested on a pro rata basis (determined based upon the number of months from the start of the applicable restricted period to the closing of the Initial Merger) and have been assumed by Exelon and automatically converted into a number of shares of Exelon Common Stock equal to the product of (i) the total number of shares of Constellation Common Stock subject to such grant of restricted units and (ii) the Exchange Ratio. In addition, outstanding Constellation performance units under the Constellation Amended and Restated 2007 Long-Term Incentive Plan became vested on a pro rata basis (determined based on the number of months from the start of the applicable performance period to the completion of the Initial Merger) and, to the extent that such performance units became so vested, the holder is entitled to a cash payment within thirty days after completion of the Initial Merger in an amount equal to $2.00 multiplied by the total number of performance units that became vested as of the completion of the Initial Merger. With Exelon’s consent, Constellation modified the terms of the performance units so that the performance units that did not become so vested as of immediately prior to completion of the Initial Merger were cancelled with the holder of each such unit becoming entitled to a payment at the target performance level of $1.00 per cancelled unit.

At the effective time of the Initial Merger, Constellation became a wholly owned subsidiary of Exelon. In addition, effective as of the open of trading on the New York Stock Exchange (“NYSE”) and Chicago Stock Exchange (“CSE”) on March 13, 2012, the shares of Constellation Common Stock, which trade under the symbol “CEG,” will cease trading on, and will be delisted from, the NYSE and the CSE. For more information about the Initial Merger, please see the Introductory Note to this Current Report on Form 8-K, which disclosures are incorporated herein by reference.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Second Supplemental Indenture to 1999 Indenture

In connection with the Upstream Merger, Exelon and The Bank of New York Mellon, a New York banking corporation duly organized and existing under the laws of the State of New York, as trustee (the “1999 Indenture Trustee”), entered into a Second Supplemental Indenture, dated as of March 12, 2012 (the “Second Supplemental Indenture to the 1999 Indenture”), in accordance with that certain indenture dated as of March 24, 1999, as supplemented by the First Supplemental Indenture, dated January 24, 2003 (together, the “1999 Indenture”), between Constellation and the 1999 Indenture Trustee.

Pursuant to the Second Supplemental Indenture to the 1999 Indenture, (i) effective upon consummation of the Upstream Merger, Exelon assumed the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all outstanding securities issued pursuant to the 1999 Indenture, and the due and punctual performance and observance of all the covenants and conditions of the 1999 Indenture to be performed by Constellation and (ii) Exelon succeeded to and was substituted for Constellation for purposes of the 1999 Indenture, with the same effect as if it had been named in the 1999 Indenture as Constellation.

As of March 12, 2012, the following series of notes had been issued by Constellation under the 1999 Indenture prior to the Initial Merger:

1. $700,000,000 aggregate principal amount of 7.60% Fixed-Rate Notes due 2032, all of which was outstanding as of December 31, 2011; and

2. $550,000,000 aggregate principal amount of 4.55% Fixed-Rate Notes due 2015, all of which was outstanding as of December 31, 2011.

The foregoing description of the Second Supplemental Indenture to the 1999 Indenture does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Second Supplemental Indenture to the 1999 Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K.

Second Supplemental Indenture to 2006 Indenture

In connection with the Upstream Merger, Exelon and Deutsche Bank Trust Company Americas, a New York banking corporation duly organized and existing under the laws of the State of New York, as trustee (the “2006 Indenture Trustee”), entered into a Second Supplemental Indenture, dated as of March 12, 2012 (the “Second Supplemental Indenture to the 2006 Indenture”), in accordance with that certain indenture dated as of July 24, 2006, as supplemented by the First Supplemental Indenture, dated June 27, 2008 (together, the “2006 Indenture”), between Constellation and the 2006 Indenture Trustee.

Pursuant to the Second Supplemental Indenture to the 2006 Indenture, (i) effective upon consummation of the Upstream Merger, Exelon assumed the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all outstanding securities issued pursuant to the 2006 Indenture, and the due and punctual performance and observance of all the covenants and conditions of the 2006 Indenture to be performed by Constellation and (ii) Exelon succeeded to and was substituted for Constellation for purposes of the 2006 Indenture, with the same effect as if it had been named in the 2006 Indenture as Constellation.

As of March 12, 2012, the following series of debentures had been issued by Constellation under the 2006 Indenture prior to the Initial Merger:

1. $450,000,000 aggregate principal amount of 8.625% Series A Junior Subordinated Debentures due 2063, all of which was outstanding as of December 31, 2011.

The foregoing description of the Second Supplemental Indenture to the 2006 Indenture does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Second Supplemental Indenture to the 2006 Indenture, a copy of which is attached as Exhibit 4.2 to this Current Report on Form 8-K.

First Supplemental Indenture to 2008 Indenture

In connection with the Upstream Merger, Exelon and Deutsche Bank Trust Company Americas, a New York banking corporation duly organized and existing under the laws of the State of New York, as trustee (the “2008 Indenture Trustee”), entered into a First Supplemental Indenture, dated as of March 12, 2012 (the “First Supplemental Indenture to the 2008 Indenture”), in accordance with that certain indenture dated as of July 19, 2008 (the “2008 Indenture”), between Constellation and the 2008 Indenture Trustee.

Pursuant to the First Supplemental Indenture to the 2008 Indenture, (i) effective upon consummation of the Upstream Merger, Exelon assumed the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all outstanding securities issued pursuant to the 2008 Indenture, and the due and punctual performance and observance of all the covenants and conditions of the 2008 Indenture to be performed by Constellation and (ii) Exelon succeeded to and was substituted for Constellation for purposes of the 2008 Indenture, with the same effect as if it had been named in the 2008 Indenture as Constellation.

As of March 12, 2012, the following series of notes had been issued by Constellation under the 2008 Indenture prior to the Initial Merger:

1. $550,000,000 aggregate principal amount of 5.15% Notes due 2020, all of which was outstanding as of December 31, 2011.

The foregoing description of the First Supplemental Indenture to the 2008 Indenture does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the First Supplemental Indenture to the 2008 Indenture, a copy of which is attached as Exhibit 4.3 to this Current Report on Form 8-K.

Constellation Credit Facilities

In connection with the Upstream Merger, Exelon assumed all of Constellation’s obligations under its three-year, unsecured revolving credit facility (the “Constellation Credit Agreement”) among Constellation, Bank of America, N.A, as administrative agent, and various other financial institutions. Effective as of the Initial Merger, the Constellation Credit Agreement was amended and restated pursuant to an Amendment and Restatement Agreement (the “Amendment and Restatement Agreement”) among Constellation, Bank of America, N.A and various other financial institutions to (i) permit Exelon and Constellation to consummate the Upstream Merger and the restructuring transactions described in Item 1.01 of this Current Report on Form 8-K, (ii) reduce the aggregate commitments under the Constellation Credit Agreement from $2,500,000,000 to $1,500,000,000 and (iii) conform some of the representations, warranties, covenants and events of default in the Constellation Credit Agreement with the representations, warranties, covenants and events of default in the Credit Agreement, dated as of March 23, 2011, as amended as of the Initial Merger, among Exelon, various financial institutions as lenders and JPMorgan Chase Bank, N.A., as administrative agent (the “Exelon Credit Agreement”).

The foregoing description of the Constellation Credit Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Constellation Credit Agreement, a form of which is an exhibit to the Amendment and Restatement Agreement, a copy of which is attached as Exhibit 4.4 to this Current Report on Form 8-K.

In connection with the Upstream Merger, Exelon also assumed Constellation’s obligations under four separate bilateral credit facilities and a commodity-linked credit facility, which were also amended to conform with the Constellation Credit Agreement effective as of the Initial Merger.

Exelon and Generation Credit Facilities

Effective as of the Initial Merger, the Exelon Credit Agreement was amended and restated pursuant to an Amendment No. 1 to Credit Agreement (the “Exelon Amendment”) to conform some of the representations, warranties and covenants of the Exelon Credit Agreement with provisions of the Constellation Credit Agreement, as amended effective as of the Initial Merger. The foregoing description of the Exelon Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Exelon Amendment, a copy of which is attached as Exhibit 4.5 to this Current Report on Form 8-K.

Effective as of the Initial Merger, the Credit Agreement, dated as of March 23, 2011, among Generation, various financial institutions as lenders and JPMorgan Chase Bank, N.A., as administrative agent (the “Generation Credit Agreement”), was amended and restated pursuant to an Amendment No. 1 to Credit Agreement (the “Generation Amendment”) to conform some of the representations, warranties and covenants of the Generation Credit Agreement with provisions of the Constellation Credit Agreement, as amended effective as of the Initial Merger. The foregoing description of the Generation Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Generation Amendment, a copy of which is attached as Exhibit 4.6 to this Current Report on Form 8-K.

Item 3.03 Material Modification to Rights of Security Holders

The disclosure set forth above with respect to the 2006 Indenture is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Exelon Officers

Effective immediately upon completion of the Initial Merger and as contemplated by the Merger Agreement, John W. Rowe resigned as Chairman and Chief Executive Officer of Exelon, and the Board of Directors of Exelon (the “Board”) appointed Christopher M. Crane, formerly President and Chief Operating Officer of Exelon, to the position of President and Chief Executive Officer of Exelon. Mr. Crane, age 53, joined Exelon in 1998 and served as President and Chief Nuclear Officer of the Exelon Nuclear division of Generation and Senior Vice President of Exelon from 2004 to 2007, Executive Vice President of Exelon from 2007 to 2008, Chief Operating Officer of Generation from 2007 to 2010 and

President and Chief Operating Officer of Exelon and President of Generation from 2007 until his appointment as President and Chief Executive Officer of Exelon.

On March 12, 2012, in connection with the Initial Merger, Matthew F. Hilzinger resigned as Senior Vice President, Chief Financial Officer and Treasurer of Exelon, and was appointed by the Board to the position of Executive Vice President and Chief Integration Officer. At the same time, the Board appointed Jonathan W. Thayer as Executive Vice President and Chief Financial Officer of Exelon. Prior to his appointment as Executive Vice President and Chief Financial Officer of Exelon, Mr. Thayer, age 40, served as Vice President and Managing Director, Corporate Strategy and Development, of Constellation, Treasurer of Constellation, Senior Vice President and Chief Financial Officer of Baltimore Gas and Electric Company, and Senior Vice President and Chief Financial Officer of Constellation.

The Board approved the continuation of the base salaries of Messrs. Crane and Shattuck at the current levels in effect with their employers immediately prior to the effective time of the Initial Merger, pending further action by the Board on their compensation. For Mr. Thayer, the Board approved a base salary of $650,000, an annual incentive plan target of 90%, a performance share award program target of 36,000 performance shares, and a grant of options to purchase 97,000 shares of Exelon’s common stock. The terms of the performance shares and stock options are consistent with Exelon’s standard terms as previously disclosed.

Exelon Directors

In connection with the Initial Merger and pursuant to the terms of the Merger Agreement, effective on March 12, 2012, the Board appointed Ann C. Berzin, Christopher M. Crane, Yves C. de Balmann, Robert Lawless and Mayo A. Shattuck III to the Board.

The Board appointed the newly elected directors to the committees of the Board as follows:

Ann C. Berzin:	Audit Committee, Energy Delivery Oversight Committee, Investment Oversight Committee

Christopher M. Crane:	Generation Oversight Committee

Yves C. de Balmann:	Audit Committee, Risk Oversight Committee

Robert Lawless:	Corporate Governance Committee, Compensation Committee

The newly elected directors will receive compensation in accordance with the directors’ compensation plans and provisions as disclosed in Exelon’s definitive proxy statement for the annual meeting of shareholders to be held on April 2, 2012.

On March 12, 2012, the Board accepted the resignations of John M. Palms as director as a result of his scheduled retirement from the Board and John W. Rowe as director and Chairman of the Board and Chief Executive Officer. As contemplated by the Merger Agreement, Mayo A. Shattuck III was concurrently appointed as Chairman of the Board and became an employee of Exelon serving in the capacity of Executive Chairman with the duties and responsibilities prescribed for the Executive Chairman in the Merger Agreement.

Constellation Plans

Pursuant to the Merger Agreement, at the effective time of the Initial Merger:

•

Each option to purchase shares of Constellation Common Stock granted under the Constellation Plans that was outstanding immediately prior to the Initial Merger was, at the effective time of the Initial Merger, assumed and automatically converted into an equivalent Exelon option on the same terms and conditions as were applicable under such stock option prior to the Initial Merger. The number of shares of Exelon Common Stock subject to such converted option equals the number of shares of Constellation Common Stock subject to the stock option immediately prior to the effective time of the Initial Merger multiplied by the exchange ratio of 0.93 (rounded down to the nearest whole share). The exercise price per share for each converted Exelon stock option equals the exercise price per share for the stock option immediately prior to completion of the Initial Merger divided by the exchange ratio of 0.93 (with the result rounded up to the nearest whole cent).

•

Each award of restricted Constellation Common Stock granted under a Constellation Plan prior to April 28, 2011 that was outstanding immediately prior to the Initial Merger vested on a pro rata basis (determined based on the number of months from the start of the applicable restriction period to the completion of the Initial Merger) at the effective time of the Initial Merger in accordance with the applicable Constellation Plan and award agreement pursuant to which such award was granted. Any such restricted Constellation Common Stock that vested as described above received the same per share merger consideration as all other Constellation stockholders generally. Any such restricted Constellation Common Stock that remained unvested at the effective time of the Initial Merger, and any unvested restricted stock granted after April 28, 2011 (with Exelon’s consent), was assumed and automatically converted into an equivalent award of restricted Exelon Common Stock (and cash in lieu of fractional shares). The number of shares of restricted Exelon Common Stock subject to such converted award equals the number of shares of restricted Constellation Common Stock subject to such award immediately prior to the effective time of the Initial Merger multiplied by the exchange ratio of 0.93.

•

Each award of restricted share units with respect to shares of Constellation Common Stock under a Constellation Plan that was outstanding immediately prior to the Initial Merger was, at the effective time of the Initial Merger, vested on a pro rata basis (determined based on the number of months from the start of the applicable restriction period to the effective time of the Initial Merger) in accordance with the applicable Constellation Plan and award agreement pursuant to which such award was granted. Such restricted share unit awards were assumed and automatically converted into equivalent restricted stock unit awards of Company Common Stock (and cash in lieu of fractional shares) at the effective time of the Initial Merger. The number of shares of Exelon Common Stock subject to such converted restricted stock unit awards equals the number of shares of Constellation Common Stock subject to such restricted stock unit awards immediately prior to the effective time of the Initial Merger multiplied by the exchange ratio of 0.93.

•

Each outstanding Constellation performance unit granted under Constellation’s Amended and Restated 2007 Long-Term Incentive Plan that became vested at the effective time of the Initial Merger pursuant to the terms of the applicable award documents (determined based on the number of months from the start of the applicable performance period to the effective time of the Initial Merger and assuming achievement of the maximum performance level) vested at the effective time of the Initial Merger, with the holder of each such Constellation performance unit becoming entitled to receive an amount in cash equal to $2.00 multiplied by the number of units that became vested at the effective time of the Initial Merger. In addition, with Exelon’s consent, Constellation modified the terms of the performance units so that the performance units that did not become vested as of immediately prior to the completion of the Initial Merger were cancelled with the holder of such unit becoming entitled to a payment at the target performance level of $1.00 per cancelled unit.

Constellation’s 1995 Long-Term Incentive Plan, 2002 Senior Management Long-Term Incentive Plan, Amended and Restated 2007 Long-Term Incentive Plan, Amended and Restated Management Long-Term Incentive Plan, and Executive Long-Term Incentive Plan, in each case, as amended, if applicable, are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 5.03. Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

Effective March 12, 2012, Exelon amended certain provisions of its Amended and Restated Bylaws (the “Bylaws”). Section 5.07 has been amended to provide that the Chairman of the Board shall preside at all meetings of the shareholders and the Board, except as otherwise provided by the Bylaws or by action of the Board. The former provision provided that the chairman of the Board shall preside at all meetings of the shareholders and the Board, except as otherwise provided by the Bylaws. Section 5.07 has also been amended to provide that the Chairman or Vice Chairman of the Board, if there is one, may, but need not be, an employee of Exelon, and may hold any other office as may be determined by the Board.

Section 5.08 has been amended to provide that the general supervision afforded to the Chief Executive Officer over the business and operations of Exelon is subject only to the control of the Board, and that only the Board may assign the duties of the Chief Executive Officer, other than those duties otherwise provided for in Section 5.08. The former provision provided that the general supervision of the Chief Executive Officer over the business and operations of Exelon was subject to the control of the Board and the Chairman of the Board, and that the Board and the Chairman of the Board could assign the duties of the Chief Executive Officer, other than those duties otherwise provided for in Section 5.08.

Section 5.09 has been amended to provide that the general supervision afforded to the President over the business and operations of Exelon is subject to the control of the Board and the Chief Executive Officer, as applicable, and that only the Board and the Chief Executive Officer, as applicable, may assign the duties of the President, other than those duties otherwise provided for in Section 5.09. The former provision provided that the general supervision of the President over the business and operations of Exelon was subject to the control of the Board, the Chairman of the Board, and the Chief Executive Officer, as applicable, and that the Board, the Chairman of the Board and the Chief Executive Officer could assign the duties of the President, other than those duties otherwise provided for in Section 5.09.

The foregoing description of the amendments to the Bylaws does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Bylaws, effective as of March 12, 2012, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On March 12, 2012, the Board approved an amended Code of Business Conduct, effective with the closing of the Initial Merger. The amendments include some features from the Constellation Principles of Business Integrity. The amended Code of Business Conduct does not differ in any material respect from the prior Code of Business Conduct.

The foregoing description of the amendments to the Code of Business Conduct does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Code of Business Conduct, a copy of which is attached as Exhibit 14.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

Announcement of Completion of Merger

On March 9, 2012, Exelon and Constellation issued a joint press release announcing that the Federal Energy Regulatory Commission approved the Initial Merger. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 12, 2012, Exelon and Constellation issued a joint press release announcing the completion of the Initial Merger. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on March 12, 2012, Exelon and Constellation issued a joint press release announcing that Constellation’s shares will no longer be listed on the New York Stock Exchange and the Chicago Stock Exchange and will cease being traded prior to the opening of markets on Tuesday, March 13, 2012. A copy of the press release is attached hereto as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Replacement Capital Covenant

On March 12, 2012, Constellation executed an amendment (the “Amendment”) to its Replacement Capital Covenant, dated as of June 27, 2008 (the “Replacement Capital Covenant”), which was executed in favor of and for the benefit of each Covered Debtholder (as defined in the Replacement Capital Covenant) in connection with the issuance by Constellation of $450,000,000 aggregate principal amount of its Series A Junior Subordinated Debentures (“Debentures”). As a result of the Upstream Merger and pursuant to the Second Supplemental Indenture to the 2006 Indenture, Exelon has succeeded Constellation as obligor under the Debentures and the Replacement Capital Covenant, as amended.

The intent and effect of the Amendment is to recognize, for purposes of calculating qualified replacement capital under the Replacement Capital Covenant, the proceeds from the issuance of any and all securities specified in Section 2 of the Replacement Capital Covenant on or after March 12, 2012.

On March 12, 2012, after the effective time of the Initial Merger and the amendment to the Replacement Capital Covenant and before the effective time of the Upstream Merger, Exelon made a cash contribution to the capital of Constellation in the amount of $250 million.

The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 99.4 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Exelon intends to file the financial statements of Constellation required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K or otherwise not later than 71 calendar days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information.

Exelon intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K or otherwise not later than 71 calendar days after the date this Current Report is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 28, 2011, by and among Exelon Corporation, Bolt Acquisition Corporation and Constellation Energy Group, Inc. (incorporated by reference to Exelon’s Form 8-K filed April 28, 2011, Exhibit 2.1, File No. 001-16169)

2.2	Agreement and Plan of Merger, dated as of March 12, 2012, by and among Exelon Corporation and Constellation Energy Group, Inc.

2.3	Distribution and Assignment Agreement, dated as of March 12, 2012, by and among Exelon Corporation, Constellation Energy Group, Inc. and RF HoldCo LLC

2.4	Contribution and Assignment Agreement, dated as of March 12, 2012, by and among Exelon Corporation, Exelon Energy Delivery Company, LLC and RF HoldCo LLC

2.5	Contribution Agreement, dated as of March 12, 2012, by and among Exelon Corporation, Exelon Ventures Company, LLC and Exelon Generation Company, LLC

3.1	Amended and Restated Bylaws of Exelon Corporation, effective as of March 12, 2012

4.1	Second Supplemental Indenture, dated as of March 12, 2012, by and between Exelon Corporation, as successor to Constellation Energy Group, Inc., and The Bank of New York Mellon, as trustee, supplementing the Indenture dated as of March 24, 1999 between Constellation Energy Group, Inc. and the trustee

4.2	Second Supplemental Indenture, dated as of March 12, 2012, by and between Exelon Corporation, as successor to Constellation Energy Group, Inc., and Deutsche Bank Trust Company Americas, as trustee, supplementing the Indenture dated as of July 24, 2006 between Constellation Energy Group, Inc. and the trustee

4.3	First Supplemental Indenture, dated as of March 12, 2012, by and between Exelon Corporation, as successor to Constellation Energy Group, Inc., and Deutsche Bank Trust Company Americas, as trustee, supplementing the Indenture dated as of June 19, 2008 between Constellation Energy Group, Inc. and the trustee

4.4	Amendment and Restatement Agreement, dated as of November 22, 2011, to the Credit Agreement, dated as of October 15, 2010, among Constellation Energy Group, Inc., the lenders party thereto and Bank of America, N.A., as administrative agent

4.5	Amendment No. 1 to Credit Agreement, dated as of December 21, 2011, to the Credit Agreement dated as of March 23, 2011, among Exelon Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

4.6	Amendment No. 1 to Credit Agreement, dated as of December 21, 2011, to the Credit Agreement dated as of March 23, 2011, among Exelon Generation Company, LLC, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

10.1	Constellation 1995 Long-Term Incentive Plan, as amended and restated (incorporated by reference to Exhibit 10(b) to Periodic Report on Form 10-Q for the quarter ended September 30, 2004 filed by Constellation Energy Group, Inc.)

10.2	Constellation 2002 Senior Management Long-Term Incentive Plan, as amended and restated (incorporated by reference to Exhibit 10(a) to the Periodic Report on Form 10-Q for the quarter ended June 30, 2011 filed by Constellation Energy Group, Inc.)

10.3	Constellation Amended and Restated 2007 Long-Term Incentive Plan (incorporated by reference to Exhibit 10(b) to the Current Report on Form 8-K dated June 4, 2010 filed by Constellation Energy Group, Inc.)

10.4	Constellation Amended and Restated Management Long-Term Incentive Plan (incorporated by reference to Exhibit 10(d) to the Periodic Report on Form 10-Q for the quarter ended September 30, 2006 filed by Constellation Energy Group, Inc.)

10.5	Constellation Executive Long-Term Incentive Plan, as amended and restated (incorporated by reference to Exhibit 10(b) to the Periodic Report on Form 10-Q for the quarter ended June 30, 2011 filed by Constellation Energy Group, Inc.)

14.1	Exelon Corporation Code of Business Conduct, as amended March 12, 2012

99.1	Joint Press Release, dated March 9, 2012, announcing Federal Energy Regulatory Commission approval

99.2	Joint Press Release, dated March 12, 2012, announcing completion of Initial Merger

99.3	Joint Press Release, dated March 12, 2012, announcing the delisting of Constellation’s common stock and related matters

99.4	Amendment to Replacement Capital Covenant, dated as of March 12, 2012, amending the Replacement Capital Covenant, dated as of June 27, 2008, of Constellation Energy Group, Inc.

* * * * *

This combined Form 8-K is being filed separately by Exelon, Commonwealth Edison Company, PECO Energy Company, Generation and Baltimore Gas and Electric Company (collectively, the “Exelon Registrants”). Information contained herein relating to any individual Exelon Registrant has been filed by such registrant on its own behalf. No individual Exelon Registrant makes any representation as to information relating to any other Exelon Registrant.

Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the merger of Exelon and Constellation, integration plans and expected synergies, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication regarding the merger. For example, (1) problems may arise in successfully integrating the businesses of the combined company, which may result in the combined company not operating as effectively and efficiently as expected; (2) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (3) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (4) the credit ratings of the combined company or its subsidiaries may be different from what Exelon expects; (5) the industry may be subject to future regulatory or legislative actions that could adversely affect the combined company; and (6) the combined company may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Discussions of some of these other important factors and assumptions are contained in Exelon’s and Constellation’s respective filings with the Securities and Exchange Commission (the “SEC”), and available at the SEC’s website at www.sec.gov, including: (1) Exelon’s 2011 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; and (2) Constellation’s 2011 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 12. These risks, as well as other risks associated with the merger, are more fully discussed in the definitive joint proxy statement/prospectus included in the Registration Statement on Form S-4 that Exelon filed with the SEC and that the SEC declared effective on October 11, 2011 in connection with the merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Exelon undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

March 14, 2012

EXELON CORPORATION /s/ Bruce G. Wilson
Bruce G. Wilson
Senior Vice President, Deputy General Counsel and Corporate Secretary
Exelon Corporation

EXELON GENERATION COMPANY, LLC /s/ Bruce G. Wilson
Bruce G. Wilson
Corporate Secretary
Exelon Generation Company, LLC

COMMONWEALTH EDISON COMPANY /s/ Bruce G. Wilson
Bruce G. Wilson
Assistant Corporate Secretary
Commonwealth Edison Company

PECO ENERGY COMPANY /s/ Bruce G. Wilson
Bruce G. Wilson
Corporate Secretary
PECO Energy Company

BALTIMORE GAS AND ELECTRIC COMPANY /s/ Charles A. Berardesco
Charles A. Berardesco
Corporate Secretary
Baltimore Gas and Electric Company

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 28, 2011, by and among Exelon Corporation, Bolt Acquisition Corporation and Constellation Energy Group, Inc. (incorporated by reference to Exelon’s Form 8-K filed April 28, 2011, Exhibit 2.1, File No. 001-16169)

2.2	Agreement and Plan of Merger, dated as of March 12, 2012, by and among Exelon Corporation and Constellation Energy Group, Inc.

2.3	Distribution and Assignment Agreement, dated as of March 12, 2012, by and among Exelon Corporation, Constellation Energy Group, Inc. and RF HoldCo LLC

2.4	Contribution and Assignment Agreement, dated as of March 12, 2012, by and among Exelon Corporation, Exelon Energy Delivery Company, LLC and RF HoldCo LLC

2.5	Contribution Agreement, dated as of March 12, 2012, by and among Exelon Corporation, Exelon Ventures Company, LLC and Exelon Generation Company, LLC

3.1	Amended and Restated Bylaws of Exelon Corporation, effective as of March 12, 2012

4.1	Second Supplemental Indenture, dated as of March 12, 2012, by and between Exelon Corporation, as successor to Constellation Energy Group, Inc., and The Bank of New York Mellon, as trustee, supplementing the Indenture dated as of March 24, 1999 between Constellation Energy Group, Inc. and the trustee

4.2	Second Supplemental Indenture, dated as of March 12, 2012, by and between Exelon Corporation, as successor to Constellation Energy Group, Inc., and Deutsche Bank Trust Company Americas, as trustee, supplementing the Indenture dated as of July 24, 2006 between Constellation Energy Group, Inc. and the trustee

4.3	First Supplemental Indenture, dated as of March 12, 2012, by and between Exelon Corporation, as successor to Constellation Energy Group, Inc., and Deutsche Bank Trust Company Americas, as trustee, supplementing the Indenture dated as of June 19, 2008 between Constellation Energy Group, Inc. and the trustee

4.4	Amendment and Restatement Agreement, dated as of November 22, 2011, to the Credit Agreement, dated as of October 15, 2010, among Constellation Energy Group, Inc., the lenders party thereto and Bank of America, N.A., as administrative agent

4.5	Amendment No. 1 to Credit Agreement, dated as of December 21, 2011, to the Credit Agreement dated as of March 23, 2011, among Exelon Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

4.6	Amendment No. 1 to Credit Agreement, dated as of December 21, 2011, to the Credit Agreement dated as of March 23, 2011, among Exelon Generation Company, LLC, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

10.1	Constellation 1995 Long-Term Incentive Plan, as amended and restated (incorporated by reference to Exhibit 10(b) to Periodic Report on Form 10-Q for the quarter ended September 30, 2004 filed by Constellation Energy Group, Inc.)

10.2	Constellation 2002 Senior Management Long-Term Incentive Plan, as amended and restated (incorporated by reference to Exhibit 10(a) to the Periodic Report on Form 10-Q for the quarter ended June 30, 2011 filed by Constellation Energy Group, Inc.)

10.3	Constellation Amended and Restated 2007 Long-Term Incentive Plan (incorporated by reference to Exhibit 10(b) to the Current Report on Form 8-K dated June 4, 2010 filed by Constellation Energy Group, Inc.)

10.4	Constellation Amended and Restated Management Long-Term Incentive Plan (incorporated by reference to Exhibit 10(d) to the Periodic Report on Form 10-Q for the quarter ended September 30, 2006 filed by Constellation Energy Group, Inc.)

10.5	Constellation Executive Long-Term Incentive Plan, as amended and restated (incorporated by reference to Exhibit 10(b) to the Periodic Report on Form 10-Q for the quarter ended June 30, 2011 filed by Constellation Energy Group, Inc.)

14.1	Exelon Corporation Code of Business Conduct, as amended March 12, 2012

99.1	Joint Press Release, dated March 9, 2012, announcing Federal Energy Regulatory Commission approval

99.2	Joint Press Release, dated March 12, 2012, announcing completion of Initial Merger

99.3	Joint Press Release, dated March 12, 2012, announcing the delisting of Constellation’s common stock and related matters

99.4	Amendment to Replacement Capital Covenant, dated as of March 12, 2012, amending the Replacement Capital Covenant, dated as of June 27, 2008, of Constellation Energy Group, Inc.